GOLDMAN SACHS TRUST

Institutional Shares of the

Goldman Sachs Defensive Equity Fund

(the “Fund”)

Supplement dated December 15, 2022 to the

Prospectus and Summary Prospectus,

each dated April 29, 2022, as supplemented to date

At a meeting held on December 14, 2022 (the “Meeting”), the Board of Trustees of the Goldman Sachs Trust (the “Board”) approved a reverse share split for Institutional Shares of the Fund. The reverse share split is being effected to increase the net asset value (“NAV”) per share of Institutional Shares in preparation for the reorganization of the Fund with and into the Goldman Sachs Defensive Equity ETF. The conversion ratio will be set to increase the Fund’s NAV per share to approximately $40.00 on or about January 18, 2023. The amount of each shareholder’s aggregate investment in the Fund will remain unchanged as a result of the split. The effect of the reverse share split is to reduce the number of shares outstanding of the Fund and increase the NAV per share of the Fund’s Institutional Shares. The reverse share split will not be a taxable event, nor does it have an impact on the Fund’s holdings or performance. No changes are contemplated at this time for the other share classes offered by the Fund.

The reverse share split will occur on or about January 18, 2023. After the close of the markets on that date, the number of Institutional Shares (or fractions thereof) determined based on the conversion ratio issued and outstanding will automatically and without any action on the part of shareholders be combined into one Institutional Share (or fraction thereof) of the Fund. As a result, immediately following the reverse share split, each shareholder of Institutional Shares of the Fund will hold a number of Institutional Shares of the Fund equal to the number of Institutional Shares held by the shareholder immediately prior to the reverse share split, divided by the conversion ratio. For example, if the conversion ratio is 4 to 1 and you have a $10,000 investment in the Fund represented by 1,000 Institutional Shares with a NAV per share of $10.00 at the time of the reverse share split, you will have a $10,000 investment in the Fund represented by 250 Institutional Shares with a NAV per share of $40.00 immediately following the split.

This Supplement should be retained with your Prospectus and Summary Prospectus for future reference.

DEFENQTYSTK 12-22